THE WEISS FUND
                                                                   July 22, 2002
A LETTER FROM THE PRESIDENT
Dear Shareholder,

     It is with pleasure that I present the Semi-Annual Report for the six months ended June 30, 2002, for the Weiss Fund, consisting of the Weiss Treasury Only Money Market Fund.

     The first half of the year proved to be volatile for the financial markets, which have recently surpassed September lows. Based on our research, we believe we are now in a classic, full-fledged bear market.

     Equities are extremely overvalued right now. U.S. corporate debt is at record-levels. Loan defaults are on the rise leaving banks unable to lend the capital needed to help lift the economy out of its slump. There are also other indicators such as consumer confidence and unemployment claims which reaffirm that we are currently in the midst of a recession. Consumer sentiment dropped to
92.4 points in June from 96.9 points in May, reported by the University of Michigan's Consumer Sentiment Index. And according to the Bureau of Labor Statistics, the number of unemployed persons (8.4 million) and the unemployment rate (5.9 percent) were essentially unchanged in June for the second month in a row. Both measures, however, were higher in the 2Q02 than in 1Q02.

     We believe that the Weiss Treasury Only Money Market Fund will not be penetrated by any of these deflationary forces, as the Fund has been structured for safety, yield, and preservation of capital.

     Should you have any questions about the Weiss Fund, please call upon a Fund representative at 800-430-9617.

Sincerely,

/s/ Martin D. Weiss

Martin D. Weiss, Ph.D.
President
The Weiss Fund, Inc.

                  2002 Semi-Annual Portfolio Management Review

     The bear market which had began in 2000, continued through the first six months of 2002. Investor concerns over a falling stock market, coupled with a sluggish economic recovery in the U.S. and abroad, are the two primary forces influencing the portfolio management of the Weiss Treasury Only Money Market Fund. The S&P 500 Index, the most commonly used gauge to measure overall stock market performance, appears to be poised for yet another year of negative returns. If this likely scenario unfolds, it will be the first time since 1929-1932 that the stock market has suffered more than two losing years in a row.

     Although there have been some signs of improvement in general economic activity, a "flight to quality" move by investors has resulted in phenomenal growth in the net assets of the Weiss Treasury Only Money Market Fund. We ended the quarter with net assets of $165,792,989, over 20% growth from the $137,135,847 asset level as of 12/31/2001.

     Stock market decline and deteriorating consumer confidence has kept the Fed from raising short-term rates thus far in 2002. This inactivity from the Central Bank has caused Treasury Money Market Funds, such as our own, to suffer as yields remain at four-decade lows. The Treasury Only Money Market Fund's 7-day yield was 1.54% on 01/07/02, and closed the quarter at a 1.16% on 6/28/02*. However, rates will not stay this low forever, and an improving economy could begin to send rates higher as we head into 2003. Indeed, we have begun to shorten the Fund's average maturity to take advantage of this eventuality. And as always, we will continue to monitor rates and adjust the Fund's average maturity as necessary.
--------------------------------------------------------------------------------
     The opinions expressed in this report are those of Weiss Money Management, Inc. and are current only through the end of the period of the report as stated on the cover. These opinions should not be relied upon for investment advice, and are subject to change based upon market or other conditions.

* All performance results reflect applicable expense waivers and reimbursements, without which the results would have been less favorable. Past performance is no guarantee of future results.

THE WEISS FUND
WEISS TREASURY ONLY MONEY MARKET FUND
STATEMENT OF NET ASSETS, JUNE 30, 2002
(UNAUDITED)

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                       PAR (000)                VALUE
---------------------------------------                       ---------             ------------
U.S. TREASURY OBLIGATIONS -- 78.2%
  U.S. Treasury Notes -- 6.0%
     6.250%, due 07/31/02...................................   $10,000              $ 10,037,481
                                                                                    ------------
  U.S. Treasury Bills -- 72.2%
     1.760%, due 07/05/02...................................    10,000                 9,998,044
     1.670%, due 07/11/02...................................    10,000                 9,995,361
     1.640%, due 07/18/02...................................    10,000                 9,992,256
     1.670%, due 08/08/02...................................    10,000                 9,982,372
     1.680%, due 08/15/02...................................    10,000                 9,979,000
     1.660%, due 08/22/02...................................    10,000                 9,976,022
     1.660%, due 08/29/02...................................    10,000                 9,972,794
     1.970%, due 09/05/02...................................    20,000                19,927,767
     1.680%, due 10/03/02...................................    10,000                 9,956,133
     1.875%, due 11/14/02...................................    10,000                 9,929,167
     1.775%, due 11/21/02...................................    10,000                 9,929,493
                                                                                    ------------
                                                                                     119,638,409
                                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $129,675,890).........                         129,675,890
                                                                                    ------------
REPURCHASE AGREEMENT -- 20.5%
  PNC Capital Markets Repurchase Agreement 1.92%, due
     07/01/02 (dated 06/28/02; proceeds $34,005,434
     collateralized by $33,260,000 U.S. Treasury Notes,
     3.250% due 12/31/03, valued at $34,174,650) (Cost
     $34,000,000)...........................................    34,000                34,000,000
                                                                                    ------------
                                                               SHARES
                                                              ---------
SHORT-TERM INVESTMENT -- 1.3%
  BlackRock Provident Institutional Funds -- T-Fund (Cost
     $2,092,604)............................................  2,092,604                2,092,604
                                                                                    ------------
TOTAL INVESTMENTS -- 100.0% (COST $165,768,494*)............                         165,768,494
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0%...............                              24,495
                                                                                    ------------
NET ASSETS -- 100.0% (Equivalent to $1.00 per share based on
  165,793,637 shares of capital stock outstanding)..........                        $165,792,989
                                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($165,792,989 / 165,793,637 shares outstanding)...........                        $       1.00
                                                                                    ============

------------
* Aggregate cost for federal income tax purposes is substantially the same. See accompanying notes to financial statements.

THE WEISS FUND
WEISS TREASURY ONLY MONEY MARKET FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:
  Interest..................................................  $1,390,133
                                                              ----------
EXPENSES:
  Investment advisory fees..................................     383,218
  Administration fees.......................................      70,434
  Transfer agent fees.......................................      67,794
  Registration and filing fees..............................      16,485
  Legal fees................................................      65,189
  Custodian fees............................................      11,691
  Printing fees.............................................      19,044
  Audit fees................................................       5,084
  Insurance fees............................................       4,227
  Trustees' fees............................................       6,921
  Miscellaneous.............................................         164
                                                              ----------
                                                                 650,251
  Less: expenses waived and reimbursed......................    (190,394)
  Less: fees paid indirectly................................          --
                                                              ----------
     Total expenses.........................................     459,857
                                                              ----------
     Net investment income..................................  $  930,276
                                                              ==========

See accompanying notes to financial statements.

THE WEISS FUND
WEISS TREASURY ONLY MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE PERIOD ENDED          FOR THE
                                                               JUNE 30, 2002           YEAR ENDED
                                                                (UNAUDITED)         DECEMBER 31, 2001
                                                           ---------------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
  Operations:
     Net investment income...............................      $    930,276           $  4,774,099
                                                               ------------           ------------
     Net increase in net assets resulting from
       operations........................................           930,276              4,774,099
  Distributions:
     From net investment income ($.01 and $.03 per share,
       respectively).....................................          (930,276)            (4,774,099)
  Capital share transactions:
     Net increase from capital share transactions........        28,657,142              7,082,983
                                                               ------------           ------------
     Total increase in net assets........................        28,657,142              7,082,983
NET ASSETS
  Beginning of period....................................       137,135,847            130,052,864
                                                               ------------           ------------
  End of period..........................................      $165,792,989           $137,135,847
                                                               ============           ============

See accompanying notes to financial statements.

THE WEISS FUND
WEISS TREASURY ONLY MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                           FOR THE PERIOD ENDED            FOR THE YEAR ENDED DECEMBER 31,
                              JUNE 30, 2002       --------------------------------------------------
                               (UNAUDITED)          2001       2000       1999      1998      1997
                           --------------------   --------   --------   --------   -------   -------
NET ASSET VALUE,
  BEGINNING OF PERIOD:...        $   1.00         $   1.00   $   1.00   $   1.00   $  1.00   $  1.00
                                 --------         --------   --------   --------   -------   -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
     income..............            0.01             0.03       0.06       0.04      0.05      0.05
                                 --------         --------   --------   --------   -------   -------
     Total from
       investment
       operations........            0.01             0.03       0.06       0.04      0.05      0.05
                                 --------         --------   --------   --------   -------   -------
LESS DISTRIBUTIONS:
  From net investment
     income..............           (0.01)           (0.03)     (0.06)     (0.04)    (0.05)    (0.05)
                                 --------         --------   --------   --------   -------   -------
NET ASSET VALUE, END OF
  PERIOD:................        $   1.00         $   1.00   $   1.00   $   1.00   $  1.00   $  1.00
                                 ========         ========   ========   ========   =======   =======
TOTAL RETURN.............            1.23%            3.54%      5.65%      4.35%     4.67%     4.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000)..................        $165,793         $137,136   $130,053   $118,930   $69,049   $33,361
Ratio of expenses to
  average net
  assets(1)..............            0.60%            0.59%      0.50%      0.50%     0.53%     0.50%
Ratio of net investment
  income to average net
  assets(2)..............            1.21%            3.48%      5.51%      4.24%     4.55%     4.60%

------------
(1) Annualized expense ratios before waivers and reimbursement of expenses for the period ended June 30, 2002, and the years ended December 31, 2001, 2000, 1999, 1998 and 1997 would have been 0.85%, 0.87%, 0.90%, 0.92%, 1.14% and
    1.69%, respectively.

(2) Annualized net investment income ratios before waivers and reimbursement of expenses for the period ended June 30, 2002, and the years ended December 31, 2001, 2000, 1999, 1998 and 1997 would have been 0.97%, 3.20%, 5.11%,
    3.82%, 3.94%, and 3.41%, respectively.

See accompanying notes to financial statements.

THE WEISS FUND
WEISS TREASURY ONLY MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2002
(UNAUDITED)

1.  FUND ORGANIZATION

The Weiss Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1995 as Weiss Treasury Fund. The Trust is a series fund that is authorized to issue shares of beneficial interest in Weiss Treasury Only Money Market Fund (the "Fund"). Weiss Treasury Only Money Market Fund commenced operations on June 28, 1996.

The Board of Trustees of the Trust oversees the business affairs of the Trust and is responsible for significant decisions relating to the Fund's investment objectives and policies. The Trustees delegate the day-to-day management of the Fund to the officers of the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: The Funds securities are valued at amortized cost. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any applicable discount or premium.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income, including the accretion of discount and amortization of premium, is accrued daily. The Fund's expenses are also accrued daily. Net investment income for the Fund consists of all interest income accrued on the Fund's assets, less accrued expenses.

Dividends and Distributions to Shareholders: Dividends from the Fund's net investment income are declared daily and paid monthly. The Fund intends to pay accrued dividends on the last business day of each month. The Fund may make an additional distribution of income and gains if necessary to satisfy a calendar year excise tax distribution requirement.

Federal Income Taxes: The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to its shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. Net investment income and short-term gains are taxed as ordinary income. Income and capital gains of the Fund are determined in accordance with both tax regulations and accounting principles generally accepted in the United States of America. Such determinations may result in temporary and permanent differences between tax basis earnings

THE WEISS FUND
WEISS TREASURY ONLY MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)

and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains.

Repurchase Agreements: The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. In connection therewith, the Trust's Custodian receives and holds collateral of not less than 100.5% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral.

3. INVESTMENT MANAGER, DISTRIBUTOR, ADMINISTRATOR, AND OTHER RELATED PARTY TRANSACTIONS

Weiss Money Management, Inc. (the "Manager") serves as the Investment Manager to the Fund. Under an investment advisory agreement with the Trust, on behalf of the Fund, the Manager provides continuous advice and recommendations concerning the Fund's investments. To compensate the Manager for its services, Weiss Treasury Only Money Market Fund agreed to pay monthly a fee at the annual rate of 0.50% of average daily net assets. The Manager may from time to time waive all or a portion of its fees payable by the Fund. Certain officers of the Manager serve as President, Vice President, Secretary and Trustee to the Trust.

Weiss Funds, Inc. (the "Distributor"), a registered broker-dealer and wholly owned subsidiary of the Manager, serves as the Trust's Distributor.

PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank, serves as the Trust's Administrator and, in that capacity, performs various administrative and accounting services for the Fund. PFPC also serves as the Trust's Transfer Agent, dividend disbursing agent and registrar. An officer of PFPC serves as Treasurer to the Trust. PFPC Trust Company serves as the Custodian for the Fund's portfolio securities and cash. For the period ended June 30, 2002, the Manager contractually agreed to limit Weiss Treasury Only Money Market Fund's expense ratio at 0.60% (exclusive of extraordinary and certain other expenses). In order to maintain these ratios, the Manager has waived a portion of its fees, which amounted to $190,394 for Weiss Treasury Only Money Market Fund.

Dechert serves as legal counsel to the Trust.

Each non-interested Trustee receives an annual fee of $1,500, $500 for each Board meeting attended, $250 for each Audit Committee or other meeting attended, plus reimbursement of out-of-pocket expenses for serving in that capacity. No person who is an officer, trustee, or employee of the Manager, Distributor, Administrator, or of any parent or subsidiary thereof, who serves as officer, trustee, or employee of the Trust receives any compensation from the Trust.

THE WEISS FUND
WEISS TREASURY ONLY MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)

4.  NET ASSETS

At June 30, 2002, the Fund's net assets consisted of:

Paid in Capital..........................  $165,793,637
Undistributed net investment income......            --
Accumulated net realized loss on
  investments............................          (628)
Unrealized depreciation on investments...            --
                                           ------------
                                           $165,792,989
                                           ============

5.  SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest each having $0.01 par value.

Transactions in capital shares for the period ended June 30, 2002 and the year ended December 31, 2001, respectively, are summarized below.

                                  PERIOD ENDED JUNE 30, 2002
                                          (UNAUDITED)             YEAR ENDED DECEMBER 31, 2001
                                 -----------------------------    -----------------------------
                                    SHARES           VALUE           SHARES           VALUE
                                 ------------    -------------    ------------    -------------
Shares sold..................     181,505,241    $ 181,505,241     105,498,354    $ 105,498,354
Shares reinvested............         737,393          737,393       4,546,586        4,546,586
Shares repurchased...........    (153,585,492)    (153,585,492)   (102,961,957)    (102,961,957)
                                 ------------    -------------    ------------    -------------
Net increase.................      28,657,142    $  28,657,142       7,082,983    $   7,082,983
                                 ============    =============    ============    =============

6.  CAPITAL LOSS CARRYOVER

Capital loss carryover for the Fund expires as follows:

2006  $648

THE WEISS FUND
WEISS TREASURY ONLY MONEY MARKET FUND
SUPPLEMENTAL INFORMATION -- SHAREHOLDER MEETING RESULTS

A special meeting of the shareholders ("Special Meeting") of the Trust was held on January 29, 2002. At the Special Meeting, shareholders (i) approved an amended and restated Investment Management Agreement between the Trust, on behalf of the Fund, and the Manager; (ii) approved a subadvisory agreement between the Manager and Delray Financial Corporation; and (iii) elected the following members of the Board of Trustees of the Trust: Martin D. Weiss, Esther
S. Gordon, Robert Z. Lehrer, Donald Wilk and Clara A. Maxcy.*

Votes were cast for the following individuals in the following numbers to serve as trustees of the Trust:

                                                                                 VOTES ABSTAINING AND
                   NAME                        VOTES FOR       VOTES WITHHELD      BROKER NON-VOTES
                   ----                      --------------    --------------    --------------------
Esther S. Gordon...........................  97,866,068.180    1,092,155.050            0.000
Robert Z. Lehrer...........................  97,924,728.330    1,033,494.900            0.000
Donald Wilk................................  97,899,258.830    1,058,964.400            0.000
Martin D. Weiss............................  98,387,301.250      570,921.980            0.000
Clara A. Maxcy.............................  98,223,807.450      734,415.780            0.000

Votes were cast as follows for the following matters submitted to the shareholders for consideration:

PROPOSAL: To approve or disapprove an amended and restated Investment Management Agreement between the Trust, on behalf of the Fund, and the Manager.

                                VOTES ABSTAINING AND
  VOTES FOR     VOTES AGAINST     BROKER NON-VOTES
  ---------     -------------   --------------------
95,294,775.510   736,891.930       2,926,555.790

PROPOSAL: To approve or disapprove a subadvisory agreement between the Manager and Delray Financial Corporation.

                                VOTES ABSTAINING AND
  VOTES FOR     VOTES AGAINST     BROKER NON-VOTES
  ---------     -------------   --------------------
93,484,603.710  1,541,381.150      3,932,238.370

------------
* Ms. Maxcy resigned from the Board effective March 4, 2002.

THE WEISS FUND
WEISS TREASURY ONLY MONEY MARKET FUND
SUPPLEMENTAL INFORMATION -- FUND MANAGEMENT

Information pertaining to the Trustees and officers* of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 289-8100.

---------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                IN FUND
                            TERM OF OFFICE                                                      COMPLEX
NAME, (DOB), ADDRESS AND    AND LENGTH OF                 PRINCIPAL OCCUPATION(S)               OVERSEEN
 POSITION(S) WITH TRUST     TIME SERVED(1)                  DURING PAST 5 YEARS                BY TRUSTEE
------------------------    --------------                -----------------------              ----------
---------------------------------------------------------------------------------------------------------
                                         DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------
 Esther S. Gordon, 60,    Trustee since       President, Esther's Natural, Inc. (November          1
 4600 E. Park Drive,      November 30, 1995   1999 - present) (vitamin and supplements
 Suite 201,                                   distributor); Office Manager, Nutrition S'Mart
 Palm Beach Gardens, FL                       (February 2001 - present) (natural food
 33410                                        market).
 Trustee
---------------------------------------------------------------------------------------------------------
 Robert Z. Lehrer, 68,    Trustee since       President, Wyndmoor Sales Co. Inc. (1985 -           1
 4600 E. Park Drive,      November 30, 1995   present)(textiles).
 Suite 201,
 Palm Beach Gardens, FL
 33410
 Trustee
---------------------------------------------------------------------------------------------------------
 Donald Wilk, 64,         Trustee since       President, Donald Wilk Corporation                   1
 4600 E. Park Drive,      November 30, 1995   (1990 - present) (computer sales and credit
 Suite 201,                                   card processing).
 Palm Beach Gardens, FL
 33410
 Trustee
---------------------------------------------------------------------------------------------------------
                                         INTERESTED TRUSTEES(2)
---------------------------------------------------------------------------------------------------------
 Martin D. Weiss, 55,     Trustee since       Editor of "Safe Money Report"; President and         1
 4600 E. Park Drive,      November 30, 1995,  Director, Weiss Group, Inc. (1971 - present);
 Suite 201,               President since     Sole Director, the Manager (November
 Palm Beach Gardens, FL   November 19, 2001   1980 - present).
 33410
 President and Trustee
---------------------------------------------------------------------------------------------------------
 Dana Nicholas, 42,       Vice President,     Vice President, Weiss Research, Inc. (November       1
 4600 E. Park Drive,      Secretary and       1994 - October 2001); Vice President, Weiss
 Suite 201,               Trustee since       Group, Inc. (November 1994 - present);
 Palm Beach Gardens, FL   April 18, 2002      President, the Manager (October
 33410                                        2001 - present).
 Vice President,
 Secretary and Trustee
---------------------------------------------------------------------------------------------------------
                                     OFFICER(S) WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------
 Charles D. Curtis, Jr.,  Treasurer since     V.P. and Director of Accounting, PFPC Inc.           1
 46,                      August 9, 2002      (1991 - present).
 103 Bellevue Parkway,
 Wilmington, DE
 Treasurer
---------------------------------------------------------------------------------------------------------

------------------------  ---------------------------

                                     OTHER
                                 TRUSTEESHIPS/
                                 DIRECTORSHIPS
NAME, (DOB), ADDRESS AND            HELD BY
 POSITION(S) WITH TRUST             TRUSTEE
------------------------  ---------------------------
---------------------------------------------------------------------------------
                            DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------
 Esther S. Gordon, 60,               None
 4600 E. Park Drive,
 Suite 201,
 Palm Beach Gardens, FL
 33410
 Trustee
---------------------------------------------------------------------------------------------------------
 Robert Z. Lehrer, 68,               None
 4600 E. Park Drive,
 Suite 201,
 Palm Beach Gardens, FL
 33410
 Trustee
---------------------------------------------------------------------------------------------------------
 Donald Wilk, 64,                    None
 4600 E. Park Drive,
 Suite 201,
 Palm Beach Gardens, FL
 33410
 Trustee
---------------------------------------------------------------------------------------------------------
                            INTERESTED TRUSTEES(2)
---------------------------------------------------------------------------------------------------------
 Martin D. Weiss, 55,      Director, Weiss Research,
 4600 E. Park Drive,                 Inc.
 Suite 201,
 Palm Beach Gardens, FL
 33410
 President and Trustee
---------------------------------------------------------------------------------------------------------
 Dana Nicholas, 42,                  None
 4600 E. Park Drive,
 Suite 201,
 Palm Beach Gardens, FL
 33410
 Vice President,
 Secretary and Trustee
---------------------------------------------------------------------------------------------------------
                            OFFICER(S) WHO ARE NOT
                                    TRUSTEES
---------------------------------------------------------------------------------------------------------
 Charles D. Curtis, Jr.,             None
 46,
 103 Bellevue Parkway,
 Wilmington, DE
 Treasurer
---------------------------------------------------------------------------------------------------------

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

(1) Each Trustee and officer serves for an indefinite term, until his/her successor is duly elected and qualified.

(2) Dr. Weiss and Ms. Nicholas are deemed to be "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act by virtue of their employment by the Manager.

                   [FRONT/BACK COVER WRAP & WEISS FUND LOGO]